SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exhange Act of 1934


                                 October 5, 2005
                Date of Report (Date of earliest event reported)



                            THE TOPPS COMPANY, INC.
             (Exact name of registrant as specificed in its charter)

                                    Delaware
                  (State or other jurisdiction of corporation)

                                   001-15817
                             (Commission File No.)

                                   11-2849283
                      (I.R.S. Employer Identifcation No.)

                       One Whitehall, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                                 (212) 376-0300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01  Other Event

On October 5, 2005, The Topps Company, Inc. (the "Registrant") announced that its Board of Directors has declared a regular quarterly cash dividend of $0.04 per share, payable on November 1, 2005 to shareholders of record on October 18, 2005.


Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

        99.1    Press Release dated October 5, 2005





                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The Topps Company, Inc.
                                                Registrant


                                        By: /s/ Catherine K. Jessup
                                           -------------------------
                                                Catherine K. Jessup
                                          Vice President-CFO & Treasurer


Date:  October 5, 2005